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                                                                 EXHIBIT 4(a)


                       NORTHWESTERN PUBLIC SERVICE COMPANY
                              33 THIRD STREET S.E.
                         HURON, SOUTH DAKOTA 57350-1318

                                  July 28, 1995

The Travelers Insurance Company
The Phoenix Insurance Company
The Travelers Indemnity Company
205 Columbus Boulevard
Hartford, CT  06183

Metropolitan Life Insurance Company
One Lincoln Centre, Suite 800
Oakbrook, IL  60181

The Chase Manhattan Bank (National
  Association)
4 Chase MetroTech Center
3rd Floor
Brooklyn, NY 11245

     Re: Northwestern Public Service Company--Consent to Amendment to 1940 Indenture and Agreement to Exchange Bonds
          -----------------------------------------------------------------

Ladies and Gentlemen:

     We refer to:

     (i) the Indenture dated August 1, 1940 (as the same has been amended from time to time, the "1940 Indenture") by and between Northwestern Public Service Company (the "Company") and The Chase Manhattan Bank (National Association), successor to The Chase National Bank of the City of New York (the "1940 Trustee"), and C. J. Heinzelmann, successor to Carl E. Buckley (the 1940 Trustee and said C. J. Heinzelmann being hereinafter called the "1940 Trustees");

     (ii) the Supplemental Indenture dated November 1, 1989 by and between the Company and the 1940 Trustees, pursuant to which the Company issued $7,500,000 of its First Mortgage Bonds, 8.90% Series due 1999 (the "8.90% Bonds") to Metropolitan Life Insurance Company ("Metropolitan Life");

     (iii) the Supplemental Indenture dated July 15, 1991 by and between the Company and the 1940 Trustees, pursuant to which the Company issued $15,000,000 of its First Mortgage Bonds, 8.824% Series due 1998 (the "8.824% Bonds"), $11,000,000 of which were issued to The Travelers Insurance Company ("Travelers") and the remaining $4,000,000 of which were issued to The Phoenix Insurance Company ("Phoenix");


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     (iv) the Supplemental Indenture dated September 1, 1992 by and between the
Company and the 1940 Trustees, pursuant to which the Company issued $25,000,000 of its First Mortgage Bonds, 6.99% Series due 2002 (the "6.99% Bonds"), $22,000,000 of which were issued to Travelers and the remaining $3,000,000 of which were issued to The Travelers Indemnity Company ("Indemnity"); and

     (v) the Supplemental Indenture dated August 15, 1993 by and between the Company and the 1940 Trustees, pursuant to which the Company issued $55,000,000 of its First Mortgage Bonds, 7% Series due 2023 (the "7% Bonds") to The Chase Manhattan Bank (National Association), as Trustee (the "1993 Trustee") under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "1993 Indenture") by and between the Company and the 1993 Trustee.


     Unless otherwise defined herein, the terms defined in the 1940 Indenture shall be used herein as therein defined.

     As of the date of this letter, the only Bonds outstanding under the 1940 Indenture are the 8.90% Bonds, the 8.824% Bonds, the 6.99% Bonds and the 7% Bonds, and the only holders of the Bonds are Metropolitan Life, Travelers, Phoenix, Indemnity and the 1993 Trustee (collectively, the "Bondholders").

     The Company has advised the Bondholders that it desires to enter into a Supplemental Indenture with the 1940 Trustees pursuant to which the Company would issue up to $75,000,000 of Bonds (the "New 1940 Bonds") to the 1993 Trustee to be used as "Pledged Bonds" under the 1993 Indenture for purposes of issuing to the public a like amount of bonds ("New Mortgage Bonds") under the 1993 Indenture (the "Public Offering"). At present, the Company is not able to issue the full amount of New 1940 Bonds under the 1940 Indenture, because of (a) the limitation in Section 3 of Article II of the 1940 Indenture that it may issue Bonds pursuant to such Section only to the extent in principal amount of sixty percent (60%) of all "net expenditures" (as defined in such Section), and
(b) the prohibition in Section 3 of Article II of the 1940 Indenture on using as the basis for the issuance of Bonds any expenditures for property which has previously been used by the Company to satisfy its maintenance and renewal fund obligations under Article VII of the 1940 Indenture.

     The undersigned Bondholders have agreed (a) to consent to the amendment of
Section 3 of Article II to the 1940 Indenture (i) to increase the percentage stated therein from sixty percent (60%) to seventy-five percent (75%), and (ii) to eliminate the restriction regarding the use of expenditures for property that has been used to satisfy the Company's obligations under Article VII of the 1940 Indenture, pursuant to a Supplemental Indenture to the 1940 Indenture in substantially the form of EXHIBIT A attached hereto, and (b) in the case of Metropolitan Life, Travelers, Phoenix and Indemnity (collectively, the "Exchanging Bondholders"), to exchange the Bonds held by each of them for bonds of like tenor to be issued pursuant to a Supplemental Indenture to the 1993 Indenture in substantially the form of EXHIBIT B-1, EXHIBIT B-2 or EXHIBIT B-3 (as applicable), in each case so long as the Company agrees to the conditions and other provisions set forth herein.

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     1.   Accordingly, the Company and the undersigned Bondholders (including the 1993 Trustee) hereby agree as follows:

          (a) The actions set forth in clause (b) of this Paragraph 1 shall be effective as if the same had taken place at a meeting of Bondholders pursuant to Article XVIII (Meetings of Bondholders) of the 1940 Indenture (which provision was added to the 1940 Indenture by the Supplemental Indenture dated October 1, 1946), and the undersigned Bondholders hereby waive any and all notice of a meeting of the Bondholders provided for in said Article XVIII; and

          (b) The undersigned Bondholders hereby consent to the execution by the Company and the 1940 Trustees of the Supplemental Indenture to the 1940 Indenture in substantially the form of EXHIBIT A attached hereto, and the recording and filing thereof in the various jurisdictions in which the 1940 Indenture is recorded or filed.

     2.   The Company and the Exchanging Bondholders hereby agree as follows:

          (a) On a date not later than the last to occur of September 1, 1995 or the date of the Public Offering, the Company will issue:

               (i) to Metropolitan Life, and Metropolitan Life will accept, one or more bonds in the aggregate principal amount of $7,500,000 in exchange for all of the issued and outstanding 8.90% Bonds, which bonds shall bear interest at a rate of 8.90% per annum, shall mature on November 1, 1999, and shall be issued pursuant to a Supplemental Indenture to the 1993 Indenture in substantially the form of EXHIBIT B-1 attached hereto (as the same may be modified by mutual agreement of the Company and Metropolitan Life) and afforded the benefits set forth therein;

               (ii) to Travelers, and Travelers will accept, one or more bonds in the aggregate principal amount of $11,000,000 in exchange for a like amount of 8.824% Bonds held by it, and to Phoenix, and Phoenix will accept, one or more bonds in the aggregate principal amount of $4,000,000 in exchange for a like amount of 8.824% Bonds held by it, in each case which bonds shall bear interest at a rate of 8.824% per annum, shall mature on July 15, 1998, and shall be issued pursuant to a Supplemental Indenture to the 1993 Indenture in substantially the form of EXHIBIT B-2 attached hereto (as the same may be modified by mutual agreement of the Company, Travelers and Phoenix) and afforded the benefits set forth therein; and

               (iii) to Travelers, and Travelers will accept, one or more bonds in the aggregate principal amount of $22,000,000 in exchange for a like amount of 6.99% Bonds held by it, and to Indemnity, and Indemnity will accept, one or more bonds in the aggregate principal amount of $3,000,000 in exchange for a like amount of 6.99% Bonds held by it, in each case which bonds shall bear interest at a rate of 6.99% per

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          annum, shall mature on September 1, 2002, and shall be issued pursuant to a Supplemental Indenture to the 1993 Indenture in substantially the form of EXHIBIT B-3 attached hereto (as the same may be modified by mutual agreement of the Company, Travelers and Indemnity) and afforded the benefits set forth therein.

     The bonds to be issued under the 1993 Indenture and the Supplemental Indentures thereto pursuant to this clause (a) are referred to herein as the "Exchanged Bonds."

          (b) At the time of the issue of the Exchanged Bonds pursuant to clause (a) of this Paragraph 2, each of the Exchanging Bondholders will surrender their respective Bonds in exchange for the Exchanged Bonds (which shall be stated to accrue interest from the date of the last interest payment date of the Bonds to be exchanged for the Exchanged Bonds), subject to satisfaction of the following conditions:

               (i) Each Exchanging Bondholder shall have received an opinion of counsel from Schiff Hardin & Waite in substantially the form (MUTATIS MUTANDIS) of the opinion delivered pursuant to Paragraph 9(b) (or in the case of the Exchanged Bonds issued in exchange for the 8.90% Bonds, Paragraph 10(b)) of the Bond Purchase Agreements pursuant to which the Bonds were issued to such Exchanging Bondholder;

               (ii) Each Exchanging Bondholder shall have received an opinion of counsel from local counsel in the States of South Dakota and Nebraska in substantially the form (MUTATIS MUTANDIS) of the opinions delivered pursuant to Paragraph 9(c) (or in the case of the Exchanged Bonds issued in exchange for the 8.90% Bonds, Paragraph 10(c)) of the Bond Purchase Agreements pursuant to which the Bonds were issued to such Exchanging Bondholder;

               (iii) Each Exchanging Bondholder shall have received an officer's certificate in substantially the form (MUTATIS MUTANDIS) of the officer's certificate delivered pursuant to Paragraph 9(d) (or in the case of the Exchanged Bonds issued in exchange for the 8.90% Bonds, Paragraph 10(d)) of the Bond Purchase Agreements pursuant to which the Bonds were issued to such Exchanging Bondholder, which officer's certificate shall also include a representation by the Company to the effect that the issuance of the Exchanged Bonds and the compliance by the Company with the provisions thereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code;

               (iv) Each Exchanging Bondholder shall be satisfied with the proceedings taken on or before the date of the exchange in connection with the transactions contemplated by this Paragraph 2, and with the form and substance of all instruments applicable to the issuance of the Exchanged Bonds;

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               (v)  The exchange shall, on the date of the exchange, be
          permitted by the laws and regulations of all jurisdictions to which each Exchanging Bondholder is then subject, and each Exchanging Bondholder shall have received such factual certificates, signed by officers of the Company, or such other evidence as it may request to establish compliance with this condition; and

               (vi) The obligation of each Exchanging Bondholder to surrender its respective Bonds is subject to the surrender by each of the other Exchanging Bondholders of their Bonds.

          (c) Concurrently with the issuance of the Exchanged Bonds in accordance with clause (a) of this Paragraph 2 and the surrender of the Bonds in accordance with clause (b) of this Paragraph 2, the Company will deliver to the 1993 Trustee the "Company Order" and the other documents and instruments referred to in Section 7.07 of the 1993 Indenture for purposes of causing the 1993 Trustee to surrender for cancellation to the 1940 Trustees all of the Pledged Bonds (including the 7% Bonds and the New 1940 Bonds) then held by the 1993 Trustee.

          (d) Promptly following the surrender by the 1993 Trustee of the Pledged Bonds in accordance with clause (c) of this Paragraph 2, the Company will deliver (i) to the 1940 Trustees the request of the Company and the other documents and instruments referred to in Article XII of the 1940 Indenture for purposes of causing the 1940 Trustees to cancel and discharge the lien of the 1940 Indenture as provided for in said Article XII, and (ii) to the Exchanging Bondholders a certificate to the effect that the 1940 Mortgage has been cancelled and discharged, together with an opinion of counsel from Schiff Hardin & Waite to the same effect.

     3. As further consideration for the agreement of the Exchanging Bondholders to the consent to the amendment to the 1940 Indenture, the exchange of the Bonds for the Exchanged Bonds and the other matters provided for herein, the Company agrees that each Exchanging Bondholder (or its respective successors or assigns), with respect to the Exchanged Bonds then held by it, shall have the following rights, in addition to the rights provided for in the 1993 Indenture and the Supplemental Indentures pursuant to which the Exchanged Bonds were issued:

          (a) If, at any time subsequent to the earlier of (i) the date which is 120 days following the issuance of New Mortgage Bonds pursuant to the S-3 Registration Statement filed by the Company on June 21, 1995, as the same may be amended or supplemented, or (ii) January 1, 1996, an Exchanging Bondholder gives written notice to the Company (specifying that it is being given pursuant to this clause (a)) requesting the Company to file a registration statement to register under the 1933 Act all (but not less than all) of a series of Exchanged Bonds owned by the requesting person (PROVIDED, HOWEVER, that (1) in the event that such request is made with respect to the Exchanged Bonds to be issued in exchange for the 8.824% Bonds, such request shall be submitted by both Travelers and Phoenix, and
     (2) in
     the event that such request is made with respect to the Exchanged
     Bonds to be issued in exchange for the 6.99% Bonds, such request shall be submitted by both Travelers and Indemnity), then the Company shall promptly notify each of the other Exchanging Bondholders of such request. Within 15 days after receipt by any such other Exchanging Bondholder of notice of such request, it may notify the Company that it too requests that all (but not less than all) of a series of Exchanged Bonds owned by such Exchanging Bondholder be included in such registration (all of the Exchanging Bondholders who at that point have requested the Company to include their Exchanged Bonds in the registration being hereinafter referred to as the "Selling Bondholders"); PROVIDED, HOWEVER, that the failure by an Exchanging Bondholder to make such a request shall not preclude such Exchanging Bondholder from subsequently exercising its rights under this Paragraph 3. The Company shall then use its best efforts to cause to be registered under the 1933 Act all Exchanged Bonds that the Selling Bondholders have so requested to be registered. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this clause (a) during the period starting with the date 45 days prior to the Company's estimated date of filing of, a registration statement pertaining to an underwritten public offering of New Mortgage Bonds for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith. The Company shall be obligated to effect one registration pursuant to this clause (a) for each series of Exchanged Bonds. At any time prior to the effectiveness of the registration statement, any request for registration under this clause (a) may be withdrawn by a Selling Bondholder, whereupon, if such withdrawal affects all of the Exchanged Bonds that were to be the subject of the registration statement, the Company shall either not file or withdraw the filing of the registration statement, as applicable, and such withdrawal of the request for registration will not be deemed to have been the exercise of the registration right granted in this clause (a).

          (b) Whenever under clause (a) of this Paragraph 3 the Company is to use its best efforts to effect the registration of any Exchanged Bonds, that shall require the Company to do the following:

               (i) As expeditiously as reasonably possible (and in any event within 30 days following the delivery to the Company of the request by the first Selling Bondholder pursuant to clause (a) of this Paragraph
          3), prepare and file with the Securities and Exchange Commission ("SEC," which term includes any successor agency) a registration statement with respect to such Exchanged Bonds, and use its best efforts to cause such registration statement to become and remain effective under the 1933 Act, except that the Company shall in no event be obligated to cause any such registration to remain effective for more than nine months.

               (ii) As expeditiously as reasonably possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (iii) As expeditiously as reasonably possible, furnish to each Selling Bondholder such numbers of the copies of the prospectus used in connection with such registration statement (including all preliminary prospectuses and the final prospectus), and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the distribution of the Exchanged Bonds owned by such Selling Bondholder.


               (iv) As expeditiously as reasonably possible, make a commercially reasonable effort to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate or requested by each Selling Bondholder or by the underwriter (if any) for the distribution of the securities covered by the registration statement, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and except that (anything in this letter to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the Exchanged Bonds shall be qualified shall require that expenses incurred in connection with the registration or qualification of the Exchanged Bonds in that jurisdiction be borne by those selling the Exchanged Bonds, then such expenses shall be payable by the Selling Bondholders pro rata in accordance with the principal amount of the Exchanged Bonds being registered, to the extent required by such jurisdiction.

               (v) Advise each Selling Bondholder promptly after the Company shall receive notice or obtain knowledge thereof of (1) the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose, (2) any similar action by any regulatory agency of competent jurisdiction under the securities or Blue Sky laws of any jurisdiction, and in any such case promptly make a commercially reasonable effort to prevent the issuance of any stop order or the taking of any such similar action or to obtain its withdrawal if such stop order shall be issued or any such similar action shall be taken, and (3) the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of material fact or omits to state any fact necessary to make the statements therein not misleading.

               (vi) Furnish to each Selling Bondholder copies of all documents proposed to be filed with respect to any amendment or supplement to such registration statement or prospectus at a reasonable time prior to such filing, and not file any such amendment or supplement to which the Selling Bondholders of a majority of the Exchanged Bonds covered by such registration statement shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules and regulations thereunder, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.


               (vii) Furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement:
          (1) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Selling Bondholders participating in such registration, stating that such registration statement has become effective under the 1933 Act and that (A) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, (B) the registration statement, related prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements and financial data contained therein), (C) such counsel have no reason to believe that the registration statement, the prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading (except that such counsel need express no belief as to the financial statements and financial data contained therein, nor as to any of the information provided by the Selling Bondholders pursuant to clause (c) of this Paragraph 3), (D) the description in the registration statement or prospectus or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments filed as exhibits to the registration statement are accurate and fairly present the information required to be shown, and (2) a letter dated each such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Selling Bondholders participating in such registration, covering such matters as such underwriters and such Selling Bondholders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the 1933 Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the 1933 Act and applicable rules and regulations thereunder.

               (viii) Enter into such customary agreements and take all such other actions as the Selling Bondholders that are holders of a majority of the Exchanged Bonds covered by such registration statement or the managing underwriters for such registration, if any, may reasonably request in order to facilitate the distribution of such Exchanged Bonds (including, without limitation, to cause such Exchanged Bonds to be listed on such securities exchange on which similar securities issued by the Company are then listed, to cause such Exchanged Bonds to be eligible for quotation and transaction reporting through an automated inter-dealer quotation system operated by a national securities association, and to provide a transfer agent and registrar).

               (ix) Make available for inspection by, and cause the Company's officers, directors, employees and independent accountants to supply to, any Selling Bondholder, any underwriter participating in the distribution pursuant to such registration statement, and any attorney, accountant or other agent for any thereof, all financial and other records of the Company and all information reasonable requested in connection with such registration statement.

               (x) Enter into an indemnity agreement pursuant to which the Company agrees (to the extent permitted by law) to indemnify and hold harmless each Selling Bondholder, each of its directors, officers, employees and agents, each underwriter (if any), each other person who participates in the offering of such Exchanged Bonds, and each other person, if any, who controls (within the meaning of the 1933 Act) such Selling Bondholder, underwriter or participating person, against any losses, claims, damages or liabilities, joint or several, to which such Selling Bondholder, director, officer, employee, agent, underwriter, participating person or controlling person may become subject under the 1933 Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Exchanged Bonds were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any Exchanged Bonds being registered, or any amendment or supplement thereto, or (B) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Selling Bondholders, director, officer, employee, agent, underwriter, participating person or controlling person for any legal or other expenses reasonably incurred by such Selling Bondholder, director, officer, employee, agent, underwriter, participating person or controlling person in connection with investigating or defending any such loss, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable to such Selling Bondholder, director, officer, employee, agent, underwriter, participating person or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Bondholder, specifically for use therein. Such indemnity agreement shall contain customary provisions with respect to the procedure to be followed in connection with the assertion of any right to indemnification, as well as customary provisions with respect to just and equitable contribution in the event where any such indemnity is unavailable.

          (c) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Paragraph 3 that each Selling Bondholder shall furnish to the Company such information regarding such Selling Bondholder, the Exchanged Bonds held by such Selling Bondholder, and the intended method of disposition of such Exchanged Bonds (which may, but need not, involve an underwritten transaction) as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          (d) All expenses incurred in connection with a registration pursuant to clause (a) of this Paragraph 3 (excluding underwriters' discounts and commissions (if any), fees of any counsel which the Selling Bondholder may separately engage and expenses expressly required by clause (b)(iv) of this Paragraph 3 to be paid by the Selling Bondholders), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, internal expenses of the Company (including, without limitation, salaries of officers and employees) and listing fees shall be borne by the Company.

          (e) In the event that, for any reason other than the failure by a Selling Bondholder to comply with the provisions of this Paragraph 3, the registration statement provided for in clause (a) of this Paragraph 3 is not declared effective by the SEC within 90 days following the filing thereof pursuant to clause (b)(i) of this Paragraph 3, the Company shall be obligated to pay to each Selling Bondholder a fee equal to fifteen basis points (.15%) per annum (calculated on the basis of a 360-day year) of the principal amount of the Exchanged Bonds owned by such Selling Bondholder that are subject to such registration statement for the period beginning on the 90th day following the filing of such registration statement and ending on the earlier of (i) the date that such registration statement is declared effective by the SEC, or (ii) the date on which the Exchanged Bonds with respect to which the fee applies are paid in full by the Company. The fee provided for under this clause (e) shall be payable semi-annually in arrears on the date on which interest on the Exchanged Bonds is due and payable and on the last day of the period referred to in the preceding sentence.

          (f) For purposes of this Paragraph 3: (i) the term "1933 Act" means the Securities Act of 1933, as amended; and (ii) the terms "register," "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the 1933 Act (a "registration statement") and such registration statement becoming effective under the 1933 Act.

     In order to induce the Bondholders to execute and deliver this letter, the Company represents and warrants to the Bondholders that:

          (a) This letter is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights in general and by general principles of equity;

          (b) No "default" or "event of default" (as such terms are defined in the 1940 Indenture) or "Event of Default" (as such term is defined in the 1993 Indenture) exists, in each case both before and after giving effect to the consents and other matters contemplated hereby; and

          (c) Upon the discharge of the lien of the 1940 Indenture in accordance with clause (d) of Paragraph 2, the lien of the 1993 Indenture on the property formerly subject to the lien of the 1940 Indenture, to the extent the same is part of the "Mortgaged Property" under the 1993

     Indenture, will be subject to no lien prior to the lien of the 1993 Indenture except "Permitted Liens" under the 1993 Indenture and liens of the character permitted to exist or to be created under Section 6.06 of the 1993 Indenture.

     Nothing contained in this letter shall affect in any manner the Company's obligations under the Bond Purchase Agreements pursuant to which the 8.90% Bonds, the 8.824% Bonds or the 6.99% Bonds, respectively, were issued, except to the extent that any such obligations relate to the "New Bonds" or the "Indenture" (as such terms are defined in such Bond Purchase Agreements), in which case such obligations shall relate to the applicable series of Exchanged Bonds and the 1993 Indenture (MUTATIS MUTANDIS), respectively, and such Bond Purchase Agreements shall otherwise remain in full force and effect.

     This letter shall be construed and enforced as an agreement in accordance with, and the rights of the parties shall be governed by, the law of the State of New York (without giving effect to principles of conflicts of law).

     This letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement among you and the Company.

                              Very truly yours,

                              NORTHWESTERN PUBLIC SERVICE COMPANY



                              By:  /s/ Richard R. Hylland
                                  ---------------------------------------------
                              Title: Vice President - Stretegic Development

The foregoing letter is
hereby accepted as of the
date first above written.

METROPOLITAN LIFE INSURANCE COMPANY



By: /s/ John R. Endres
   ---------------------------------
Title: Assistant Vice President

THE TRAVELERS INSURANCE COMPANY

By:  /s/ Robert M. Mills
    --------------------------------
Title: Assistant Investment Officer

THE PHOENIX INSURANCE COMPANY


By: /s/ Robert M. Mills
   ---------------------------------
Title: Assistant Investment Officer

THE TRAVELERS INDEMNITY COMPANY

                                      Signature Page to Consent to Amendment to
                                  1940 Indenture and Agreement to Exchange Bonds

By: /s/ Robert M. Mills
    -------------------------------------
Title: Assistant Investment Officer

THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), in its capacity as Trustee under the 1993 Indenture

By: /s/ J.D. Heaney
    --------------------------------------
Title: Vice President

                                                                      EXHIBIT A
                                                                      TO CONSENT

     SUPPLEMENTAL INDENTURE, dated the _____ day of July, nineteen hundred and ninety-five (1995), made by and between NORTHWESTERN PUBLIC SERVICE COMPANY, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), party of the first part, and THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America and having its principal office or place of business in the Borough of Manhattan, The City of New York, State of New York, successor to The Chase National Bank of the City of New York (hereinafter called the "Trustee"), and C. J. HEINZELMANN, of Nassau County, New York, successor to Carl E. Buckley (the Trustee and said C. J. HEINZELMANN being hereinafter called the "Trustees," which term where the context requires may also designate their respective predecessors in trust, the post office address of the Trustees being Corporate Trust Administration Division, 4 Chase MetroTech Center - 3rd Floor, Brooklyn, New York 11245), as Trustees under the Indenture dated August 1, 1940, hereinafter mentioned, parties of the second part.

     WHEREAS the Company has heretofore executed and delivered its Indenture (hereinafter referred to as the "Original Indenture"), dated August 1, 1940, to the Trustees for the security of the bonds of the Company issued and to be issued thereunder; and

     WHEREAS the Company, from time to time, has heretofore duly made and delivered to the Trustees certain indentures supplemental to the Original Indenture, including supplemental indentures dated January 15, 1941, August 18, 1945, September 23, 1946, October 1, 1946, July 24, 1947, June 1, 1948,
September 1, 1948, June 1, 1949, August 16, 1950, March 1, 1952, May 1, 1953,
February 1, 1955, August 27, 1955, October 1, 1956, July 1, 1957, August 1, 1959, July 1, 1961, July 1, 1966, September 1, 1970, August 1, 1972, July 1,
1973, November 14, 1974, May 1, 1975, June 1, 1977, July 1, 1978, December 1,
1978, May 6, 1987, November 1, 1989, July 15, 1991, November 15, 1991, September
1, 1992 and August 15, 1993 (the Original Indenture as supplemented and amended by the aforementioned supplemental indentures and by this Supplemental Indenture being hereinafter referred to as the "Indenture"); and

     WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated November 1, 1989, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8.90% Series due 1999, of which Bonds of the 8.90% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $7,500,000 principal amount; and

     WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 15, 1991, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8.824% Series due 1998, of which Bonds of the 8.824% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $15,000,000 principal amount; and

     WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated September 1, 1992, the Company created a new series of Bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 6.99% Series due 2002, of which Bonds of the 6.99% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $25,000,000 principal amount; and

     WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated August 15, 1993, the Company created a new series of Bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 7% Series due 2023, of which Bonds of the 7% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $55,000,000 principal amount; and

     WHEREAS the Company desires to modify the Indenture in certain respects;
and

     WHEREAS the holders of all of the Bonds issued and outstanding under the Original Indenture as of the date hereof (being the Bonds of the 8.90% Series, the Bonds of the 8.824% Series, the Bonds of the 6.99% Series and the Bonds of the 7% Series) have consented to the modifications reflected herein, and to the execution by the Company and the Trustees of this Supplemental Indenture; and

     WHEREAS the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustees a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     THAT Northwestern Public Service Company, in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustees and their successors in the trust under the Indenture, for the benefit of those who shall hold the bonds and coupons, or any of them, to be issued thereunder as hereinafter amended, as follows:

                                    ARTICLE I
                         AMENDMENT OF ORIGINAL INDENTURE

     Section 1. Section 3 of Article II of the Indenture (referred to on pages 17-26 of the Supplemental Indenture dated October 1, 1946) is hereby amended by deleting the figure "sixty per centum (60%)" and inserting in lieu thereof the figure "seventy-five per centum (75%)" in both places where it appears.


     Section 2. Section 3 of Article II of the Indenture (referred to on pages 17-26 of the Supplemental Indenture dated October 1, 1946) is hereby amended further amended by:

          (a) Deleting the phrase "or which shall have been certified or used to comply with any requirement of Article VII of this Indenture" in the first paragraph thereof;

          (b) Deleting the phrase "the GREATER of (a) the aggregate amount of such gross expenditures, if any, certified to the Trustee for or during such period pursuant to the provisions of Section 1 of Article VII hereof as expended for the purposes stated in sub-paragraph (b) of said Section or
     (b)" in the first paragraph of the definition of "net expenditures" contained therein;

          (c) Deleting the phrase "(1) were certified to the Trustee pursuant to the provisions of Section 1 of Article VII hereof as expended by the Company for the purpose stated in sub-paragraph (c) of Section 1 of Article VII hereof, (2) were paid to the Trustee to comply with the requirements of
     Section 1 of Article VII hereof, and (3)" in the first paragraph of the definition of "net expenditures" contained therein;

          (d) Deleting the phrase "or the certification of net expenditures to the Trustee under the provisions of Section 2 of Article VII of this Indenture" in the second paragraph of the definition of "net expenditures" contained therein;

          (e) Deleting clauses (3), (4)(b) and (4)(c) of sub-paragraph (b) thereof (referred to on page 24 of the Supplemental Indenture dated October 1, 1946); and

          (f) Deleting the phrase "or has been certified or used to comply with any requirement of Article VII of this Indenture" in sub-paragraph (b) thereof (referred to on page 25 of the Supplemental Indenture dated October 1, 1946).

                                   ARTICLE II
                                  THE TRUSTEES

     The Trustees hereby accept the trusts hereby declared and provided and agree to perform the same upon the terms and conditions in the Original Indenture set forth and upon the following terms and conditions:

     The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general each and every term and condition contained in Article XV of the Original Indenture, as amended by Section 15 of Article IV of the Supplemental Indenture dated October 1, 1946, shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

     IN WITNESS WHEREOF, said Northwestern Public Service Company has caused this instrument to be executed in its corporate name by its President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and to be attested by its Corporate Secretary or an Assistant Secretary, and said The Chase Manhattan Bank (National Association), to evidence its acceptance of the trust hereby created, has caused this instrument to be executed in its corporate name by its President or one of its Second Vice Presidents and its corporate seal to be hereunto affixed and to be attested by one of its Assistant Secretaries, and said C.J. Heinzelmann, to evidence his acceptance of the trust hereby created, has signed this instrument, in several counterparts, all as of the day and year first above written.

                                       NORTHWESTERN PUBLIC SERVICE COMPANY



                                       By
                                           ------------------------------------
                                                        [Title]
 ATTEST:


By
   ---------------------------------------
            [Title]

 Executed by Northwestern
 Public Service Company in the presence of:


- -------------------------------------------

- --------------------------------------------
            Witnesses

(BANK SEAL)                           THE CHASE MANHATTAN BANK (NATIONAL
                                      ASSOCIATION)


                                       By
                                          -------------------------------------
                                                        [Title]

 ATTEST:


By
   ---------------------------------
      Assistant Secretary


 Executed by The Chase
 Manhattan Bank (National Association) in the presence of:

- ------------------------------------------

- ------------------------------------------
           Witnesses


                                        By
                                            -----------------------------------
                                                   C. J. Heinzelmann


 Executed by C. J. Heinzelmann
 in the presence of:

- ----------------------------------------

- ----------------------------------------
           Witnesses

STATE OF SOUTH DAKOTA    )
                         )  SS
COUNTY OF BEADLE         )

     On this _____th day of July, in the year 1995, before me, ___________, a Notary Public in and for said County and State, personally appeared __________ and __________, known to me to be the _______________ and the _______________,
respectively, of Northwestern Public Service Company, a Delaware corporation, and one of the corporations that is described in and that executed the within instrument, and to be officers of said corporation authorized to execute said instrument on its behalf, and acknowledged to me that said corporation executed the same, and further acknowledged to me that they had executed said instrument as such officers and on behalf of said corporation, thereunto duly authorized.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal of office this _____th day of July, 1995.

(NOTARIAL SEAL)

                             -------------------------------------------------
                                            Notary Public
                                               [NAME]
                                 Notary Public, Beadle County, S.D.
                               My Commission expires __________, _____


STATE OF SOUTH DAKOTA    )
                         )  SS
COUNTY OF BEADLE         )

     On this _____th day of July, in the year 1995, before me, ___________, a Notary Public in and for said County and State, personally appeared __________ and __________, known to me to be the _______________ and the _______________,
respectively, of the within named Northwestern Public Service Company, a Delaware corporation, and to be the same persons whose names are signed to the foregoing instrument as such _______________ and such _______________, respectively, of said corporation, and acknowledged said instrument to be the voluntary act and deed of said corporation, and further acknowledged that they had signed, sealed and delivered said instrument as their voluntary act and deed as the _______________ and the _______________, respectively, of said corporation and that the seal of said corporation affixed to said instrument is the common seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal of office this _____th day of July, 1995.

(NOTARIAL SEAL)
                            -------------------------------------------------
                                            Notary Public
                                               [NAME]
                                 Notary Public, Beadle County, S.D.
                               My Commission expires __________, ____

STATE OF NEW YORK     )
                      )  SS
COUNTY OF KINGS       )

     On this _____th day of July, in the year 1995, before me, __________, a Notary Public in and for said County and State, personally appeared __________ and __________ to me personally known and known to me to be a _______________ and an Assistant Secretary, respectively, of THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America and one of the corporations described in and which executed the foregoing instrument, who, being by me severally duly sworn, each for himself did depose, and say and acknowledge that he, said __________, resides at _________________, and is a _______________ of said Bank and that she, said __________, resides at _______________, and is an Assistant Secretary of said Bank; that they respectively know the seal of said Bank and that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank, and that they, respectively, signed their names thereto by like order; and that said instrument is the voluntary act and deed of said Bank, by it voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____th day of July, 1995.


(NOTARIAL SEAL)
                                   ------------------------------------------
                                            Notary Public

                                   Notary Public, State of New York
                                   No. __________
                                   Qualified in Kings County
                                   Commission expires __________, ____

STATE OF NEW YORK   )
                    )  SS
COUNTY OF NEW YORK  )

     On this _____th day of July, in the year 1995, before me, __________, a Notary Public in and for said County and State, personally appeared C. J. HEINZELMANN, to me personally known and known by me to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did depose, say and acknowledge that he resides at 15 Boylston Street, Garden City, New York, and that said instrument is his voluntary act and deed, by him voluntarily executed.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____th day of July, 1995.


(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public

                                   Notary Public, State of New York
                                   No. __________
                                   Qualified in New York County
                                   Commission expires __________, _____

                                 ACKNOWLEDGMENT



     The undersigned acknowledges the delivery to it and the receipt by it of a full, true and complete copy of the foregoing Supplemental Indenture dated July, 1995.


                                   NORTHWESTERN PUBLIC SERVICE COMPANY


                                   --------------------------------------------
                                        [Title]

(CORPORATE SEAL)



By
   ---------------------------------
     [Title]

                                                                     EXHIBIT B-1
                                                                      TO CONSENT

     SUPPLEMENTAL INDENTURE, dated as of __________, 1995 (the "Supplemental Indenture"), made by and between NORTHWESTERN PUBLIC SERVICE COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the post office address of which is 33 Third Street, S.E., Huron, South Dakota 57350, and THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America (the "Trustee"), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245;

     WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "Original Indenture"), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the "Bonds"); and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a certain indenture supplemental to the Original Indenture dated August 15, 1993 (the Original Indenture, as supplemented and amended by the aforementioned supplemental indenture and by this Supplemental Indenture being hereinafter referred to as the "Indenture"); and

     WHEREAS, the Company desires to create a new series of Bonds to be issued under the Indenture, to be known as New Mortgage Bonds, 8.90% Series due 1999 (the "New Mortgage Bonds of the 8.90% Series"), which New Mortgage Bonds of the 8.90% Series are to be issued in exchange for certain other bonds of the Company of like tenor and amount that were issued pursuant to a supplemental indenture to the Company's Indenture dated August 1, 1940; and

     WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     THAT Northwestern Public Service Company, in consideration of the exchange referred to above and ownership from time to time of the Bonds and the service by the Trustee, and its successors, under the Indenture and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:


                                    ARTICLE I
                DESCRIPTION OF BONDS OF THE 8.90% SERIES DUE 1999

     Section 1. The Company hereby creates a new series of Bonds to be known as "New Mortgage Bonds, 8.90% Series due 1999." The New Mortgage Bonds of the 8.90% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.

     The commencement of the first interest period for the New Mortgage Bonds of the 8.90% Series shall be May 1, 1995. The New Mortgage Bonds of the 8.90% Series shall mature November 1, 1999, and shall bear interest at the rate of 8.90% per annum, payable semi-annually on the first day of May and the first day of November in each year; PROVIDED, HOWEVER, that if the Company shall default in the payment of principal of, premium, if any, or interest on, any New Mortgage Bond of the 8.90% Series when the same shall have become due and such default shall continue for more than five days, then the Company covenants and agrees that it will pay to the holder thereof, to the extent permitted by applicable law, interest on the outstanding principal amount of such New Bond at the rate of 9.90% per annum commencing on the due date of such payment and continuing until such overdue amount is paid. The person in whose name any of the New Mortgage Bonds of the 8.90% Series are registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such New Mortgage Bonds of the 8.90% Series upon any transfer or exchange subsequent to the record date and prior to such interest payment date; PROVIDED, HOWEVER, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid as provided in
Section 3.07(b) of the Indenture.

     The term "record date" as used in this Section with respect to any interest payment date shall mean April 15 or October 15, as the case may be, next preceding the semi-annual interest payment date, or, if such April 15 or October 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, State of New York, are authorized by law to close, then the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     Section 2. The New Mortgage Bonds of the 8.90% Series shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1,000, appropriately numbered. The New Mortgage Bonds of the 8.90% Series may be exchanged, upon surrender thereof, at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more new New Mortgage Bonds of the 8.90% Series of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

     New Mortgage Bonds of the 8.90% Series may be exchanged or transferred without expense to the registered owner thereof except that any taxes or other governmental charges required to be paid with respect to such transfer or exchange shall be paid by the registered owner requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

     Section 3. The New Mortgage Bonds of the 8.90% Series and the Trustee's Certificate of Authentication shall be substantially in the following forms respectively:

                   [FORM OF BOND OF THE 8.90% SERIES DUE 1999]

                       NORTHWESTERN PUBLIC SERVICE COMPANY
           (Incorporated under the laws of the State of South Dakota)
                    NEW MORTGAGE BOND, 8.90% SERIES DUE 1999

No. R-                                                           $______________

     Northwestern Public Service Company, a corporation organized and existing under the laws of the State of Delaware (the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the sum of __________ dollars on the first day of November, 1999, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from May 1, 1995, payable semi-annually, on the first days of May and November in each year, at the rate of 8.90% per annum, until the Company's obligation with respect to the payment of such principal



                                      B-1-2
shall be discharged as provided in the Indenture hereinafter mentioned; PROVIDED, HOWEVER, that if the Company shall default in the payment of principal of, premium, if any, or interest on, this Bond when the same shall have become due and such default shall continue for more than five days, then the Company covenants and agrees that it will pay to the holder hereof, to the extent permitted by applicable law, interest on the outstanding principal amount of this Bond at the rate of 9.90% per annum commencing on the due date of such payment and continuing until such overdue amount is paid. The interest so payable on any May 1 or November 1 will, subject to certain exceptions provided in the Supplemental Indenture dated as of __________, 1995, be paid to the person in whose name this Bond is registered at the close of business on the immediately preceding April 15 or October 15, as the case may be. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York.


    This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

     The provisions of this New Mortgage Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, Northwestern Public Service Company has caused this New Mortgage Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:                        NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                  ------------------------------------------
                                   AUTHORIZED EXECUTIVE OFFICER
ATTEST:

- ----------------------------------
   AUTHORIZED EXECUTIVE OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

     This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of _________, 1995.

                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), AS TRUSTEE


                              By
                                   ----------------------------------
                                   AUTHORIZED OFFICER


                                      B-1-3

                            [FORM OF REVERSE OF BOND]

     This New Mortgage Bond of the 8.90% Series is one of a duly authorized issue of Bonds of the Company (the "Bonds"), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the "Indenture"), dated as of August 1, 1993, executed by the Company to The Chase Manhattan Bank (National Association) (the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description to the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This New Mortgage Bond of the 8.90% Series is one of a series designated as the "New Mortgage Bonds, 8.90% Series Due 1999" (the "New Mortgage Bonds of the 8.90% Series") of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of __________, 1995 (the "Supplemental Indenture dated as of __________, 1995"), between the Company and the Trustee, supplemental to the Indenture.

     New Mortgage Bonds of the 8.90% Series, of which this is one, are subject to redemption as follows:

          At the option of the Company and upon the notice and in the manner and with the effect provided in the Indenture, any or all of the New Mortgage Bonds of the 8.90% Series may be redeemed by the Company at any time and from time to time prior to maturity, upon payment of the Yield Maintenance Price (as defined in Section 1 of Article III of the Supplemental Indenture dated as of __________,
     1995) for each of the New Mortgage Bonds of the 8.90% Series to be redeemed, together in each case with principal and accrued interest to the redemption date.

     To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereof, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then outstanding under the Indenture are so affected; PROVIDED, HOWEVER, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

     In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the New Mortgage Bonds of the 8.90% Series at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

                                   ARTICLE II
                 ISSUE OF NEW MORTGAGE BONDS OF THE 8.90% SERIES

     Section 1. The Company hereby exercises the right to obtain the authentication of $7,500,000 principal amount of Bonds pursuant to the terms of
Section 4.03 of the Indenture. All such Bonds shall be New Mortgage Bonds of the 8.90% Series.



                                      B-1-4

     Section 2. Such New Mortgage Bonds of the 8.90% Series may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.

                                   ARTICLE III
                                   REDEMPTION

     Section 1. The New Mortgage Bonds of the 8.90% Series shall, upon the notice and in the manner and with the effect provided in Article Five of the Original Indenture, as amended by Section 2 of this Article III, be redeemable at any time and from time to time prior to maturity, at the option of the Company, as a whole, upon payment of the Yield Maintenance Price (as hereinafter defined) for each of the New Mortgage Bonds of the 8.90% Series to be redeemed, together with accrued interest to the redemption date; PROVIDED HOWEVER, the Company shall not redeem any New Mortgage Bonds of the 8.90% Series in a principal amount less than $100,000 or a multiple thereof.

     If the notice of redemption shall have been given by the Company as provided in the Indenture, the Computing Holder shall deliver written notice to the Company on the fifth business day prior to such redemption date, of the amount of the Yield Maintenance Price for the principal amount of the New Mortgage Bonds of the 8.90% Series held by such Computing Holder so to be redeemed, which notice shall set forth in reasonable detail the computation thereof. The Yield Maintenance Price set forth in such notice shall be binding on the Company absent manifest error.

     The Company shall deliver to each holder of the New Mortgage Bonds of the 8.90% Series to be redeemed on or before such redemption date a certificate signed by a principal financial officer of the Company setting forth the Yield Maintenance Price of the principal amount of the New Mortgage Bonds of the 8.90% Series held by such holder so to be redeemed, and setting forth in reasonable detail the calculation thereof accompanied by a copy of the written notice given by the Computing Holder which sets forth the computation of the Yield Maintenance Price of the New Mortgage Bonds of the 8.90% Series held by the Computing Holder. The Company covenants and agrees that it will on such redemption date redeem the New Mortgage Bonds of the 8.90% Series held by each holder so to be redeemed by payment to such holder the Yield Maintenance Price therefor, together with interest accrued thereon to the date fixed for redemption.

     As used in this Section 1:

     "Computing Holder" shall mean the holder who holds bonds of the New Mortgage Bonds of the 8.90% Series with an aggregate principal amount outstanding higher than that of New Mortgage Bonds of the 8.90% Series held by any other holder, or in the event two or more holders hold an equal amount which constitutes the highest principal amount of the New Mortgage Bonds of the 8.90% Series, any holder designated by the other holders. For purposes of determining the Computing Holder, the New Mortgage Bonds of the 8.90% Series then held by Metropolitan Life Insurance Company and its subsidiaries shall be aggregated.

     "Weighted Average Life to Final Maturity" of any of the New Mortgage Bonds of the 8.90% Series to be redeemed, shall mean the number of years (rounded to the nearest one-twelfth of a year) which will elapse between the scheduled date of redemption thereof and the scheduled date of maturity of the New Mortgage Bonds of the 8.90% Series.

     "Yield Maintenance Price" shall mean the higher of (1) the entire unpaid principal amount of the New Mortgage Bonds of the 8.90% Series to be redeemed and (2) the sum of the respective Payment Values of each prospective interest payment and the principal payment as maturity in respect of the principal amount of the New


                                      B-1-5

Mortgage Bonds of the 8.90% Series to be redeemed (the amount of each such payment being herein referred to as a "Payment"). The Payment Value of each Payment shall be determined by discounting such Payment at the Reinvestment Rate, for the period from the scheduled date on which such Payment is due to be made to the applicable date of redemption. The Reinvestment Rate is the yield which shall be imputed from the yields of those actively traded "On The Run" United States Treasury securities having maturities as close as practicable to the Weighted Average Life to Final Maturity of the New Mortgage Bonds of the 8.90% Series to be redeemed. The yields of such United States Treasury securities shall be determined as of 10 A.M. Eastern Time on the date on which the Yield Maintenance Price is determined.

     Section 2. Notice of redemption of any New Mortgage Bonds of the 8.90% Series shall be given as provided in Section 5.04 of the Original Indenture. If given by mail, the mailing of such notice shall be a condition precedent to redemption, provided that any notice which is mailed in the manner provided in
Section 5.04 of the Original Indenture shall be conclusively presumed to have been duly given whether or not the holders receive such notice, and failure to give such notice by mall, or any defect in such notice, to the holder of any such bond designated for redemption shall not affect the validity of the redemption of any other such bond. Except for the changes in the giving of notice of redemption as provided in this Section, the procedures for redemption of the New Mortgage Bonds of the 8.90% Series shall be as provided in Article Five of the Original Indenture.

     Section 3. The Company, with the approval of the Trustee, may enter into a written agreement with the holder of any New Mortgage Bonds of the 8.90% Series providing that payment of such bonds called for redemption in part only be made directly by mail, wire transfer or in any other manner to the holder thereof without presentation or surrender thereof if there shall be delivered to the Trustee an agreement (which may be a composite with other such agreements) between the Company and such holder (or other person acting as agent for such holder or for whom such holder is a nominee) that payment shall be so made, and that in the event the holder thereof shall sell or transfer any such bonds (a) it will, prior to the delivery of such bonds, either (i) surrender such bonds to the Trustee to make a proper notation of the amount of principal paid thereon or
(ii) surrender such bonds to the Trustee against receipt of one or more New Mortgage Bonds of the 8.90% Series in an aggregate principal amount equal to the unpaid principal portion of the bonds so surrendered, and (b) it will promptly notify the Company of the name and address of the transferee of any New Mortgage Bonds of the 8.90% Series so transferred. The Trustee shall not be liable or responsible to any such holder or transferee or to the Company or to any other person for any act or omission to act on the part of the Company or any such holder in connection with any such agreement. The Company will indemnify and save the Trustee harmless against any liability resulting from any such act or omission and against any liability resulting from any action taken by the Trustee in accordance with the provisions of any such agreement.

                                   ARTICLE IV
                                   THE TRUSTEE

     The Trustee hereby accepts the trusts hereby declared provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.



                                      B-1-6

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, said Northwestern Public Service Company has caused this Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and The Chase Manhattan Bank (National Association), in evidence of its acceptance of the trust hereby created, has caused this Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by its Secretary or one of its Assistant Secretaries; all as of the _____ day of __________, 1995.

                              NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                 ---------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- ----------------------------
   [ASSISTANT] SECRETARY
                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)


                              By
                                 ---------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- --------------------------------
     ASSISTANT SECRETARY


                                      B-1-7

STATE OF SOUTH DAKOTA    )
                         )  SS
COUNTY OF BEADLE         )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, [Assistant] Corporate Secretary of Northwestern Public Service Company, a Delaware corporation, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and [Assistant] Corporate Secretary, respectively, and as the free and voluntary act of Northwestern Public Service Company for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public
                                               [NAME]
                                 Notary Public, Beadle County, S.D.
                               My Commission expires __________, _____

STATE OF NEW YORK     )
                      )  SS
COUNTY OF KINGS       )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, Assistant Secretary of The Chase Manhattan Bank (National Association), a national banking association, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, and as the free and voluntary act of The Chase Manhattan Bank (National Association) for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.



(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public

                                   Notary Public, State of New York
                                   No. __________
                                   Qualified in Kings County
                                   Commission expires __________, ____

                                                                     EXHIBIT B-2
                                                                      TO CONSENT

     SUPPLEMENTAL INDENTURE, dated as of __________, 1995 (the "Supplemental Indenture"), made by and between NORTHWESTERN PUBLIC SERVICE COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the post office address of which is 33 Third Street, S.E., Huron, South Dakota 57350, and THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America (the "Trustee"), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245;

     WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "Original Indenture"), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the "Bonds"); and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a certain indenture supplemental to the Original Indenture dated August 15, 1993 (the Original Indenture, as supplemented and amended by the aforementioned supplemental indenture and by this Supplemental Indenture being hereinafter referred to as the "Indenture"); and

     WHEREAS, the Company desires to create a new series of Bonds to be issued under the Indenture, to be known as New Mortgage Bonds, 8.824% Series due 1998 (the "New Mortgage Bonds of the 8.824% Series"), which New Mortgage Bonds of the 8.824% Series are to be issued in exchange for certain other bonds of the Company of like tenor and amount that were issued pursuant to a supplemental indenture to the Company's Indenture dated August 1, 1940; and

     WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     THAT Northwestern Public Service Company, in consideration of the exchange referred to above and ownership from time to time of the Bonds and the service by the Trustee, and its successors, under the Indenture and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:

                                    ARTICLE I
               DESCRIPTION OF BONDS OF THE 8.824% SERIES DUE 1998

     Section 1. The Company hereby creates a new series of Bonds to be known as "New Mortgage Bonds, 8.824% Series due 1998." The New Mortgage Bonds of the 8.824% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.

     The commencement of the first interest period for the New Mortgage Bonds of the 8.824% Series shall be July 15, 1995. The New Mortgage Bonds of the 8.824% Series shall mature July 15, 1998, and shall bear interest at the rate of 8.824% per annum, payable semi-annually on the fifteenth day of January and the fifteenth day of July in each year. The person in whose name any of the New Mortgage Bonds of the 8.824% Series are registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such New Mortgage Bonds of the 8.824% Series upon any transfer or exchange subsequent to the record date and prior to such interest payment date; PROVIDED, HOWEVER, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid as provided in Section 3.07(b) of the Indenture.

     The term "record date" as used in this Section with respect to any interest payment date shall mean January 1 or July 1, as the case may be, next preceding the semi-annual interest payment date, or, if such January 1 or July 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, State of New York, are authorized by law to close, then the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     Section 2. The New Mortgage Bonds of the 8.824% Series shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1,000, appropriately numbered. The New Mortgage Bonds of the 8.824% Series may be exchanged, upon surrender thereof, at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more new New Mortgage Bonds of the 8.824% Series of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

     New Mortgage Bonds of the 8.824% Series may be exchanged or transferred without expense to the registered owner thereof except that any taxes or other governmental charges required to be paid with respect to such transfer or exchange shall be paid by the registered owner requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

     Section 3. The New Mortgage Bonds of the 8.824% Series and the Trustee's Certificate of Authentication shall be substantially in the following forms respectively:

                  [FORM OF BOND OF THE 8.824% SERIES DUE 1998]

                       NORTHWESTERN PUBLIC SERVICE COMPANY
           (Incorporated under the laws of the State of South Dakota)
                    NEW MORTGAGE BOND, 8.824% SERIES DUE 1998

No. R-                                                           $______________

     Northwestern Public Service Company, a corporation organized and existing under the laws of the State of Delaware (the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the sum of __________ dollars on the fifteenth day of July, 1998, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from July 15, 1995, payable semi-annually, on the fifteenth days of January and July in each year, at the rate of 8.824% per annum, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture hereinafter mentioned. The interest so payable on any January 15 or July 15 will, subject to certain exceptions provided in the Supplemental Indenture dated as of __________,



                                      B-2-2

1995, be paid to the person in whose name this Bond is registered at the close of business on the immediately preceding January 1 or July 1, as the case may be. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

     The provisions of this New Mortgage Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, Northwestern Public Service Company has caused this New Mortgage Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:                        NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                   --------------------------------------------
                                   AUTHORIZED EXECUTIVE OFFICER
ATTEST:

- ---------------------------------
  AUTHORIZED EXECUTIVE OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

     This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of _________, 1995.

                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), AS TRUSTEE


                              By
                                 ---------------------------------------------
                                   AUTHORIZED OFFICER

                            [FORM OF REVERSE OF BOND]

     This New Mortgage Bond of the 8.824% Series is one of a duly authorized issue of Bonds of the Company (the "Bonds"), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the "Indenture"), dated as of August 1, 1993, executed by the Company to The Chase Manhattan Bank (National Association) (the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description to the properties mortgaged and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and


                                      B-2-3
of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This New Mortgage Bond of the 8.824% Series is one of a series designated as the "New Mortgage Bonds, 8.824% Series Due 1998" (the "New Mortgage Bonds of the 8.824% Series") of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of __________, 1995 (the "Supplemental Indenture dated as of __________, 1995"), between the Company and the Trustee, supplemental to the Indenture.

     New Mortgage Bonds of the 8.824% Series, of which this is one, are subject to redemption at the option of the Company and upon the notice and in the manner and with the effect provided in the Indenture, all, but not less than all, of the New Mortgage Bonds of the 8.824% Series may be redeemed by the Company at any time, on or after July 15, 1996 and prior to maturity, upon payment of the following percentages of the principal amounts thereof:

     If redeemed during the twelve month period beginning the fifteenth day of July of the year:

                         1996 ---------- 101.471%
                         1997 ---------- 100.000%

together with accrued interest to the redemption date.

     To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereof, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then outstanding under the Indenture are so affected; PROVIDED, HOWEVER, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

     In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the New Mortgage Bonds of the 8.824% Series at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

                                   ARTICLE II
                ISSUE OF NEW MORTGAGE BONDS OF THE 8.824% SERIES

     Section 1. The Company hereby exercises the right to obtain the authentication of $15,000,000 principal amount of Bonds pursuant to the terms of
Section 4.03 of the Indenture. All such Bonds shall be New Mortgage Bonds of the 8.824% Series.

     Section 2. Such New Mortgage Bonds of the 8.824% Series may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.

                                   ARTICLE III


                                      B-2-4

                                   REDEMPTION

     Section 1. The New Mortgage Bonds of the 8.824% Series shall, upon the notice and in the manner and with the effect provided in Article Five of the Original Indenture, as amended by Section 2 of this Article III, be redeemable at any time, on or after July 15, 1996 and prior to maturity, at the option of the Company, as a whole, upon payment of the following percentages of the principal amounts thereof:

     If redeemed during the twelve month period beginning the fifteenth day of July of the year:


                         1996 ---------- 101.471%
                         1997 ---------- 100.000%

together with accrued interest to the redemption date.

     Section 2. Notice of redemption of any New Mortgage Bonds of the 8.824% Series shall be given as provided in Section 5.04 of the Original Indenture. If given by mail, the mailing of such notice shall be a condition precedent to redemption, provided that any notice which is mailed in the manner provided in
Section 5.04 of the Original Indenture shall be conclusively presumed to have been duly given whether or not the holders receive such notice, and failure to give such notice by mall, or any defect in such notice, to the holder of any such bond designated for redemption shall not affect the validity of the redemption of any other such bond. Except for the changes in the giving of notice of redemption as provided in this Section, the procedures for redemption of the New Mortgage Bonds of the 8.824% Series shall be as provided in Article Five of the Original Indenture.

     Section 3. The Company, with the approval of the Trustee, may enter into a written agreement with the holder of any New Mortgage Bonds of the 8.824% Series providing that payment of such bonds called for redemption in part only be made directly by mail, wire transfer or in any other manner to the holder thereof without presentation or surrender thereof if there shall be delivered to the Trustee an agreement (which may be a composite with other such agreements) between the Company and such holder (or other person acting as agent for such holder or for whom such holder is a nominee) that payment shall be so made, and that in the event the holder thereof shall sell or transfer any such bonds (a) it will, prior to the delivery of such bonds, either (i) surrender such bonds to the Trustee to make a proper notation of the amount of principal paid thereon or
(ii) surrender such bonds to the Trustee against receipt of one or more New Mortgage Bonds of the 8.824% Series in an aggregate principal amount equal to the unpaid principal portion of the bonds so surrendered, and (b) it will promptly notify the Company of the name and address of the transferee of any New Mortgage Bonds of the 8.824% Series so transferred. The Trustee shall not be liable or responsible to any such holder or transferee or to the Company or to any other person for any act or omission to act on the part of the Company or any such holder in connection with any such agreement. The Company will indemnify and save the Trustee harmless against any liability resulting from any such act or omission and against any liability resulting from any action taken by the Trustee in accordance with the provisions of any such agreement.

                                   ARTICLE IV
                                   THE TRUSTEE

     The Trustee hereby accepts the trusts hereby declared provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the


                                      B-2-5

     Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, said Northwestern Public Service Company has caused this Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and The Chase Manhattan Bank (National Association), in evidence of its acceptance of the trust hereby created, has caused this Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by its Secretary or one of its Assistant Secretaries; all as of the _____ day of __________, 1995.

                              NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                   --------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- -----------------------------------
     [ASSISTANT] SECRETARY
                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)


                              By
                                   --------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- ----------------------------------
     ASSISTANT SECRETARY


                                      B-2-6

STATE OF SOUTH DAKOTA    )
                         )  SS
COUNTY OF BEADLE         )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, [Assistant] Corporate Secretary of Northwestern Public Service Company, a Delaware corporation, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and [Assistant] Corporate Secretary, respectively, and as the free and voluntary act of Northwestern Public Service Company for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public
                                               [NAME]
                                 Notary Public, Beadle County, S.D.
                               My Commission expires __________, _____

STATE OF NEW YORK   )
                    )  SS
COUNTY OF KINGS     )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, Assistant Secretary of The Chase Manhattan Bank (National Association), a national banking association, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, and as the free and voluntary act of The Chase Manhattan Bank (National Association) for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.



(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public

                                   Notary Public, State of New York
                                   No. __________
                                   Qualified in Kings County
                                   Commission expires __________, ____

                                                                     EXHIBIT B-3
                                                                      TO CONSENT

     SUPPLEMENTAL INDENTURE, dated as of __________, 1995 (the "Supplemental Indenture"), made by and between NORTHWESTERN PUBLIC SERVICE COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the post office address of which is 33 Third Street, S.E., Huron, South Dakota 57350, and THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America (the "Trustee"), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245;

     WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "Original Indenture"), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the "Bonds"); and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a certain indenture supplemental to the Original Indenture dated August 15, 1993 (the Original Indenture, as supplemented and amended by the aforementioned supplemental indenture and by this Supplemental Indenture being hereinafter referred to as the "Indenture"); and

     WHEREAS, the Company desires to create a new series of Bonds to be issued under the Indenture, to be known as New Mortgage Bonds, 6.99% Series due 2002 (the "New Mortgage Bonds of the 6.99% Series"), which New Mortgage Bonds of the 6.99% Series are to be issued in exchange for certain other bonds of the Company of like tenor and amount that were issued pursuant to a supplemental indenture to the Company's Indenture dated August 1, 1940; and

     WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     THAT Northwestern Public Service Company, in consideration of the exchange referred to above and ownership from time to time of the Bonds and the service by the Trustee, and its successors, under the Indenture and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:

                                    ARTICLE I
                DESCRIPTION OF BONDS OF THE 6.99% SERIES DUE 2002

     Section 1. The Company hereby creates a new series of Bonds to be known as "New Mortgage Bonds, 6.99% Series due 2002." The New Mortgage Bonds of the 6.99% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified.

     The commencement of the first interest period for the New Mortgage Bonds of the 6.99% Series shall be [March 1] [September 1], 1995. The New Mortgage Bonds of the 6.99% Series shall mature September 1, 2002, and shall bear interest at the rate of 6.99% per annum, payable semi-annually on the first day of March and the first day of September in each year. The person in whose name any of the New Mortgage Bonds of the 6.99% Series are registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such New Mortgage Bonds of the 6.99% Series upon any transfer or exchange subsequent to the record date and prior to such interest payment date; PROVIDED, HOWEVER, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid as provided in Section 3.07(b) of the Indenture.

     The term "record date" as used in this Section with respect to any interest payment date shall mean February 15 or August 15, as the case may be, next preceding the semi-annual interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, State of New York, are authorized by law to close, then the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

     Section 2. The New Mortgage Bonds of the 6.99% Series shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1,000, appropriately numbered. The New Mortgage Bonds of the 6.99% Series may be exchanged, upon surrender thereof, at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more new New Mortgage Bonds of the 6.99% Series of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.

     New Mortgage Bonds of the 6.99% Series may be exchanged or transferred without expense to the registered owner thereof except that any taxes or other governmental charges required to be paid with respect to such transfer or exchange shall be paid by the registered owner requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

     Section 3. The New Mortgage Bonds of the 6.99% Series and the Trustee's Certificate of Authentication shall be substantially in the following forms respectively:

                   [FORM OF BOND OF THE 6.99% SERIES DUE 2002]

                       NORTHWESTERN PUBLIC SERVICE COMPANY
           (Incorporated under the laws of the State of South Dakota)
                    NEW MORTGAGE BOND, 6.99% SERIES DUE 2002

No. R-                                                           $______________

     Northwestern Public Service Company, a corporation organized and existing under the laws of the State of Delaware (the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, the sum of __________ dollars on the first day of September, 2002, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from [March 1] [September 1], 1995, payable semi-annually, on the first days of March and September in each year, at the rate of 6.99% per annum, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture hereinafter mentioned. The interest so payable on any March 1 or September 1 will, subject to certain exceptions provided in the Supplemental


                                     B-3-2

Indenture dated as of__________, 1995, be paid to the person in whose name this Bond is registered at the close of business on the immediately preceding February 15 or August 15, as the case may be. Both principal of, and interest on, this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York, State of New York.

     This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.

     The provisions of this New Mortgage Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, Northwestern Public Service Company has caused this New Mortgage Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.

Dated:                        NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                   --------------------------------------------
                                   AUTHORIZED EXECUTIVE OFFICER
ATTEST:

- ---------------------------------
     AUTHORIZED EXECUTIVE OFFICER

                         [FORM OF TRUSTEE'S CERTIFICATE]

     This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of _________, 1995.

                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), AS TRUSTEE


                              By
                                   --------------------------------------------
                                   AUTHORIZED OFFICER

                            [FORM OF REVERSE OF BOND]

     This New Mortgage Bond of the 6.99% Series is one of a duly authorized issue of Bonds of the Company (the "Bonds"), of the series hereinafter specified, all issued and to be issued under and equally secured by a General Mortgage Indenture and Deed of Trust (the "Indenture"), dated as of August 1, 1993, executed by the Company to The Chase Manhattan Bank (National Association) (the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description to the properties mortgaged


                                      B-3-3
and pledged, the nature and extent of the security, the rights of registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This New Mortgage Bond of the 6.99% Series is one of a series designated as the "New Mortgage Bonds, 6.99% Series Due 2002" (the "New Mortgage Bonds of the 6.99% Series") of the Company issued under and secured by the Indenture and described in the supplemental indenture dated as of __________, 1995 (the "Supplemental Indenture dated as of __________, 1995"), between the Company and the Trustee, supplemental to the Indenture.

     New Mortgage Bonds of the 6.99% Series, of which this is one, are subject to redemption as follows:

     (I) At the option of the Company and upon the notice and in the manner and with the effect provided in the Indenture, all, but not less than all, of the New Mortgage Bonds of the 6.99% Series may be redeemed by the Company at any time, on or after September 1, 1997 and prior to maturity, upon payment of the Make-Whole Amount (as defined in Section 1 of Article III of the Supplemental Indenture dated as of __________, 1995) for each of the New Mortgage Bonds of the 6.99% Series to be redeemed, together in each case with principal and accrued interest to the redemption date.

     (II) New Mortgage Bonds of the 6.99% Series shall be redeemed by the Company in the amounts required by the Supplemental Indenture dated as of __________, 1995 on September 1 of each year, commencing in 1998, through the operation of the sinking fund for such bonds, upon payment of the principal amount thereof together with accrued interest to the redemption date.

     To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereof, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds entitled to vote then outstanding, at a meeting of the holders of the Bonds called and held as provided in the Indenture, and by an affirmative vote of the holders of a majority in aggregate principal amount of the Bonds of any series or any tranche or tranches of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds or of any tranche or tranches of any series of Bonds then outstanding under the Indenture are so affected; PROVIDED, HOWEVER, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this Bond.

     In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the New Mortgage Bonds of the 6.99% Series at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may be rescinded under certain circumstances.

                                   ARTICLE II
                 ISSUE OF NEW MORTGAGE BONDS OF THE 6.99% SERIES

     Section 1. The Company hereby exercises the right to obtain the authentication of $25,000,000 principal amount of Bonds pursuant to the terms of
Section 4.03 of the Indenture. All such Bonds shall be New Mortgage Bonds of the 6.99% Series.

     Section 2. Such New Mortgage Bonds of the 6.99% Series may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.


                                      B-3-4

                                   ARTICLE III
                                   REDEMPTION

     Section 1. The New Mortgage Bonds of the 6.99% Series shall, upon the notice and in the manner and with the effect provided in Article Five of the Original Indenture, as amended by Section 3 of this Article III, be redeemable (otherwise than out of moneys specified in Section 2 of this Article III), at any time, on or after September 1, 1997 and prior to maturity, at the option of the Company, as a whole, upon payment of the principal amount of each of the New Mortgage Bonds of the 6.99% Series to be redeemed, and accrued interest thereon to the redemption date, together with the applicable Make-Whole Amount (as hereinafter defined).


     On or before the redemption date specified in the notice of redemption given by the Company as provided in the Indenture, the Company shall deliver to each holder of the New Mortgage Bonds of the 6.99% Series to be redeemed, a certificate signed by a principal financial officer of the Company setting forth the Make-Whole Amount (determined in good faith by the Company as of the date five business days prior to the date of such redemption), if any, applicable to the New Mortgage Bonds of the 6.99% Series held by such holder so to be redeemed. In the event the Company shall incorrectly compute the Make-Whole Amount payable in connection with any New Mortgage Bond of the 6.99% Series, the holder of such Bond shall not be bound by such incorrect computation, but shall instead be entitled to receive an amount equal to the correct Make-Whole Amount, if any, computed in compliance with the terms hereof.

     As used in this Section 1:

     "Make-Whole Amount" shall mean the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being prepaid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting such amounts at the Reinvestment Rate from the respective dates on which they would have been payable, over (ii) 100% of the principal amount of the outstanding New Mortgage Bonds of the 6.99% Series being redeemed. If the Reinvestment Rate is equal to or higher than 6.99%, the Make-Whole Amount shall be zero. For purposes of any determination of the Make-Whole Amount:

          "Reinvestment Rate" shall mean the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Weighted Average Life to Maturity of the principal amount of the New Mortgage Bonds of the 6.99% Series being redeemed. If no maturity exactly corresponds to such Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straightline basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

          "Statistical Release" shall mean the then most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. Government Securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the holders of 66-2/3% in aggregate principal amount of the outstanding New Mortgage Bonds of the 6.99% Series.


                                      B-3-5

          "Weighted Average Life to Maturity" of any of the New Mortgage Bonds of the 6.99% Series to be redeemed shall mean the number of years (rounded to the nearest one-twelfth of a year) obtained by dividing the then Remaining Dollar-Years of the New Mortgage Bonds of the 6.99% Series by the then outstanding principal amount of such Bonds. For the purposes of this definition, "Remaining Dollar-Years" means the sum of the amounts obtained by multiplying the amount of each then remaining sinking fund or other required repayment, including repayment at final maturity, by the number of years (calculated to the nearest one-twelfth of a year) which will elapse between the time of such determination and the date of such repayment.

     Section 2. Upon the notice and in the manner and with the effect provided in Article Five of the Original Indenture, as amended by Section 3 of this
Article III, any of the New Mortgage Bonds of the 6.99% Series shall be redeemable on the first day of September in each year, commencing in 1998, by operation of the sinking fund provided for by Section 1 of Article IV hereof, upon payment of the principal amount thereof together with accrued interest to the redemption date.

     Section 3. Whenever the Company shall propose to redeem less than all of the outstanding New Mortgage Bonds of the 6.99% Series on any redemption date, the Trustee, instead of selecting by lot, shall select the serial numbers of the New Mortgage Bonds of the 6.99% Series to be redeemed (in whole or in part) by prorating, as nearly as may be, the aggregate principal amount of the New Mortgage Bonds of the 6.99% Series to be redeemed among the registered owners of the New Mortgage Bonds of the 6.99% Series according to the principal amount thereof registered in their respective names. In any such proration, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of the New Mortgage Bonds of the 6.99% Series so prorated to any registered owner of the New Mortgage Bonds of the 6.99% Series shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any such registered owner on the basis of exact proportion by an amount not exceeding $1,000. The Trustee in its discretion may determine the particular New Mortgage Bonds of the 6.99% Series (if there are more than one) registered in the name of any registered owner which are to be redeemed, in whole or in part. In any determination by proration pursuant to this Section, New Mortgage Bonds of the 6.99% Series held by the Company shall not be considered outstanding and shall be excluded in making the determination of the New Mortgage Bonds of the 6.99% Series to be redeemed.

     Notice of redemption of any New Mortgage Bonds of the 6.99% Series shall be given as provided in Section 5.04 of the Original Indenture, except that, in the case of redemption by operation of the sinking fund for such bonds, the notice shall state that the redemption is for the account of the sinking fund. If given by mail, the mailing of such notice shall be a condition precedent to redemption, provided that any notice which is mailed in the manner provided in
Section 5.04 of the Original Indenture shall be conclusively presumed to have been duly given whether or not the holders receive such notice, and failure to give such notice by mall, or any defect in such notice, to the holder of any such bond designated for redemption in whole or in part shall not affect the validity of the redemption of any other such bond.

     Except for the determination of the serial numbers of the New Mortgage Bonds of the 6.99% Series to be redeemed (in whole or in part) by proration as provided in this Section when less than all of the New Mortgage Bonds of the 6.99% Series are to be redeemed on any redemption date and except for the changes in the giving of notice of redemption as provided in this Section, the procedures for redemption of the New Mortgage Bonds of the 6.99% Series shall be as provided in Article Five of the Original Indenture.

     Section 4. The Company, with the approval of the Trustee, may enter into a written agreement with the holder of any New Mortgage Bonds of the 6.99% Series providing that payment of such bonds called for


                                      B-3-6
redemption in part only be made directly by mail, wire transfer or in any other manner to the holder thereof without presentation or surrender thereof if there shall be delivered to the Trustee an agreement (which may be a composite with other such agreements) between the Company and such holder (or other person acting as agent for such holder or for whom such holder is a nominee) that payment shall be so made, and that in the event the holder thereof shall sell or transfer any such bonds (a) it will, prior to the delivery of such bonds, either
(i) surrender such bonds to the Trustee to make a proper notation of the amount of principal paid thereon or (ii) surrender such bonds to the Trustee against receipt of one or more New Mortgage Bonds of the 6.99% Series in an aggregate principal amount equal to the unpaid principal portion of the bonds so surrendered, and (b) it will promptly notify the Company of the name and address of the transferee of any New Mortgage Bonds of the 6.99% Series so transferred. The Trustee shall not be liable or responsible to any such holder or transferee or to the Company or to any other person for any act or omission to act on the part of the Company or any such holder in connection with any such agreement. The Company will indemnify and save the Trustee harmless against any liability resulting from any such act or omission and against any liability resulting from any action taken by the Trustee in accordance with the provisions of any such agreement.

                                   ARTICLE IV
                              ADDITIONAL COVENANTS

     The Company covenants and agrees, subject to the terms and of this Section, that it will pay to the Trustee on or before the last day of August, 1998 and on or before the last day of August in each calendar year thereafter so long as any New Mortgage Bonds of the 6.99% Series shall be outstanding (each such last day of August being referred to herein as a "sinking fund payment date") as and for a cash sinking fund for the retirement of New Mortgage Bonds of the 6.99% Series, a sum in cash sufficient to redeem on the first day of September next following such sinking fund payment date, at the redemption price for the redemption of New Mortgage Bonds of the 6.99% Series by operation of the sinking fund, a principal amount of bonds of said series at least equal to twenty per centum of the greatest principal amount of bonds of said series outstanding at any time (determined as in this Section provided) between September 1, 1992, and the end of the calendar year immediately preceding such sinking fund payment date. Cash paid to the Trustee by the Company pursuant to this Section shall be applied by the Trustee to the redemption on the next following the first day of September of the specified principal amount of New Mortgage Bonds of the 6.99% Series in accordance with provisions of this Section; and the Company shall carry out the procedures required of it for such redemption.

     On or before the first day of July in each year beginning with the calendar year 1998, so long as any New Mortgage Bonds of the 6.99% Series shall be outstanding, the Company shall deliver to the Trustee a certificate, signed in the name of the Company by its President or one of its Vice Presidents and by its Treasurer or an Assistant Treasurer, containing the statements required by
Section 1.05 of the Original Indenture, and showing the greatest principal amount of New Mortgage Bonds of the 6.99% Series outstanding at any time between September 1, 1992 and the end of the preceding calendar year, determined in accordance with the provisions of this Section, which certificate shall include, or be accompanied by, the notice from the Company to the Trustee pursuant to
Section 5.04 of the Original Indenture, as amended by Section 3 of Article III hereof, specifying the principal amount of the New Mortgage Bonds of the 6.99% Series to be redeemed on the first day of September next following by operation of the sinking fund provided for by this Section.

     In determining under the provisions of this Section the principal amount of New Mortgage Bonds of the 6.99% Series outstanding under the Indenture, there shall be excluded the principal amount of any bonds of said series authenticated under the Indenture which are owned by the Company.


                                      B-3-7

     Any and all New Mortgage Bonds of the 6.99% Series received by the Trustee pursuant to any provision of this Section shall thereupon be canceled and destroyed by the Trustee.

     If the first day of September in the calendar year 1998, or in any calendar year thereafter so long as any New Mortgage Bonds of the 6.99% Series shall be outstanding, is a legal holiday or day on which banking institutions which act as paying agents hereunder are authorized by law to close, then payment of the redemption price (including interest payable upon redemption) for purposes of redemption of New Mortgage Bonds of the 6.99% Series by operation of the sinking fund provided for by this Section may be made on the next succeeding day which is not a legal holiday or a day on which such banking institutions are authorized by law to close with the same force and effect as if made on the nominal redemption date, and no interest shall accrue for the period after the nominal redemption date.

                                    ARTICLE V
                                   THE TRUSTEE

     The Trustee hereby accepts the trusts hereby declared provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, said Northwestern Public Service Company has caused this Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by an Authorized Executive Officer as defined in the Indenture; and The Chase Manhattan Bank (National Association), in evidence of its acceptance of the trust hereby created, has caused this Indenture to be executed on its behalf by its President or one of its Vice Presidents


                                      B-3-8
and its corporate seal to be hereto affixed and said seal and this Indenture to be attested by its Secretary or one of its Assistant
Secretaries; all as of the _____ day of __________, 1995.

                              NORTHWESTERN PUBLIC SERVICE COMPANY


                              By
                                   --------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- -----------------------------------
     [ASSISTANT] SECRETARY
                              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)


                              By
                                   --------------------------------------------
                                        VICE PRESIDENT

(CORPORATE SEAL)

ATTEST:

- -----------------------------------
     ASSISTANT SECRETARY


                                      B-3-9

STATE OF SOUTH DAKOTA    )
                         )  SS
COUNTY OF BEADLE         )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, [Assistant] Corporate Secretary of Northwestern Public Service Company, a Delaware corporation, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and [Assistant] Corporate Secretary, respectively, and as the free and voluntary act of Northwestern Public Service Company for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public
                                               [NAME]
                                 Notary Public, Beadle County, S.D.
                               My Commission expires __________, _____

STATE OF NEW YORK   )
                    )  SS
COUNTY OF KINGS     )

     BE IT REMEMBERED, that on this _____th day of __________, 1995, before me, ___________, a Notary Public within and for the County and State aforesaid, personally came _________, Vice President, and __________, Assistant Secretary of The Chase Manhattan Bank (National Association), a national banking association, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, and as the free and voluntary act of The Chase Manhattan Bank (National Association) for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.



(NOTARIAL SEAL)
                                   --------------------------------------------
                                            Notary Public
                                   Notary Public, State of New York
                                   No. __________
                                   Qualified in Kings County
                                   Commission expires __________, ____